Exhibit 99



              LETTER OF AGREEMENT FROM BERENSON LLP




May 13, 2005


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington D.C. 20549


Re:  Igene Biotechnology, Inc.
     File No. 0-15888


Dear Sir or Madam:

We  have  read Item 4.02 of the Form 8-K dated May  12,  2005  of
Igene Biotechnology, Inc. We agree with such statements made under Item 4.02.

                         Very truly yours,


                         /s/ BERENSON LLP
                         __________________
                             BERENSON LLP